2022 Outlook Meeting February 25, 2022

2 SAFE HARBOR STATEMENT Certain information in this presentation constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those not based on historical information, but rather relate to our outlook, future operations, strategies, financial results, or other developments and speak only as of the date made. These forward-looking statements, including statements about our 2022 – 2024 outlook for after-tax adjusted operating income and the anticipated impacts of Accounting Standard Update 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts”, are subject to numerous assumptions, risks, and uncertainties, many of which are beyond our control. The following factors, in addition to other factors mentioned from time to time, may cause actual results to differ materially from those contemplated by the forward-looking statements: (1) the impact of the COVID-19 pandemic on our business, financial position, results of operations, liquidity and capital resources, and overall business operations; (2) sustained periods of low interest rates; (3) fluctuation in insurance reserve liabilities and claim payments due to changes in claim incidence, recovery rates, mortality and morbidity rates, and policy benefit offsets due to, among other factors, the rate of unemployment and consumer confidence, the emergence of new diseases, epidemics, or pandemics, new trends and developments in medical treatments, the effectiveness of our claims operational processes, and changes in governmental programs; (4) unfavorable economic or business conditions, both domestic and foreign, that may result in decreases in sales, premiums, or persistency, as well as unfavorable claims activity; (5) changes in, or interpretations or enforcement of laws and regulations; (6) a cyber attack or other security breach could result in the unauthorized acquisition of confidential data; (7) the failure of our business recovery and incident management processes to resume our business operations in the event of a natural catastrophe, cyber attack, or other event; (8) investment results, including, but not limited to, changes in interest rates, defaults, changes in credit spreads, impairments, and the lack of appropriate investments in the market which can be acquired to match our liabilities; (9) increased competition from other insurers and financial services companies due to industry consolidation, new entrants to our markets, or other factors; (10) changes in our financial strength and credit ratings; (11) our ability to develop digital capabilities or execute on our technology systems upgrades or replacements; (12) actual experience in the broad array of our products that deviates from our assumptions used in pricing, underwriting, and reserving; (13) availability of reinsurance in the market and the ability of our reinsurers to meet their obligations to us; (14) ability to generate sufficient internal liquidity and/or obtain external financing; (15) damage to our reputation due to, among other factors, regulatory investigations, legal proceedings, external events, and/or inadequate or failed internal controls and procedures; (16) recoverability and/or realization of the carrying value of our intangible assets, long-lived assets, and deferred tax assets; (17) effectiveness of our risk management program; (18) contingencies and the level and results of litigation; (19) ineffectiveness of our derivatives hedging programs due to changes in the economic environment, counterparty risk, ratings downgrades, capital market volatility, changes in interest rates, and/or regulation; (20) fluctuation in foreign currency exchange rates. For further discussion of risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see Part I, Item 1A “Risk Factors” of our annual report on Form 10-K for the year ended December 31, 2020. The forward-looking statements in this presentation are being made as of the date of this presentation, and we expressly disclaim any obligation to update or revise any forward-looking statement contained herein, even if made available on our website or otherwise.

3 NON-GAAP FINANCIAL MEASURES We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measure is a better performance measure and a better indicator of the profitability and underlying trends in our business: • After-tax adjusted operating income or loss, which differs from net income due to the exclusion of investment gains or losses and the amortization of the cost of reinsurance as well as certain other items, as applicable. Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives. Investment gains or losses and unrealized gains or losses on securities depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace net income or loss as a measure of our overall profitability. Refer to the Appendix for a reconciliation of the non-GAAP financial measure used in this presentation to the most directly comparable GAAP measure. LONG-DURATION TARGETED IMPROVEMENTS (LDTI) In 2018, the Financial Accounting Standards Board issued Accounting Standard Update 2018-12, “Targeted Improvements to the Accounting for Long- Duration Contracts”. This update significantly amends the accounting and disclosure requirements for long-duration insurance contracts. We will adopt this guidance effective January 1, 2023 with changes applied as of January 1, 2021, also referred to as the transition date. The following outlook discussion does not include consideration of the impacts of this new accounting standard to projected future operating earnings, and therefore actual results may differ materially from the projections in this presentation after implementation of the accounting standard.

AGENDA & PRESENTERS 4 Opening Remarks & Corporate Overview Rick McKenney, Chief Executive Officer Drivers of Growth Mike Simonds, Chief Operating Officer Steve Zabel, Chief Financial Officer Special Topics Steve Zabel, Chief Financial Officer Financial Outlook & Closing Remarks Steve Zabel, Chief Financial Officer Rick McKenney, Chief Executive Officer Questions and Answers Rick, Mike and Steve

Opening Remarks and Corporate Overview Rick McKenney CHIEF EXECUTIVE OFFICER 5

• We have executed through the pandemic by fulfilling our corporate purpose and positioning the company for growth ⁃ Stable/Growing Premiums ⁃ Strong Capital Position ⁃ Digital Investments • Benefits business environment is improving with payrolls and wage inflation and protection needs understood • 1H-2022 will continue to be impacted by COVID-related mortality, but expect strong earnings emergence beginning 2H-2022 through 2024 with solid (4% to 6%) growth thereafter • Capital plans include share repurchase, dividends, and funding of the premium deficiency reserve (PDR) with increased free cash flow post-2024 • We are providing further disclosure on LDTI, which we view as a non- economic GAAP-only accounting standard change, with no impact to statutory earnings, risk-based capital, cashflow, or our business strategy KEY MESSAGES 6

7 Broad range of financial protection products, including disability, life, cancer, critical illness, dental and vision Helping companies manage the complexities of benefits administration, leave management and productivity Helping the working world thrive throughout life’s momentsTM Unique proposition of delivery through the workplace that leverages relationships between employer and employee DISTRIBUTION SERVICESBENEFITS LEADERSHIP PROTECTIONS United States & International UNUM: A BENEFITS LEADER FOR TODAY’S CHALLENGES

GROUP & VOLUNTARY BENEFITS LEADER • Top market positions • Distribution breadth • Strong capital generation • Resiliency through the pandemic ¹ 12 months ending December 31, 2021 PREMIUM DISTRIBUTION¹ STRONG BUSINESS MODEL 8 10.5% Closed Block 28.4% Group Disability 19.0% Group Life & AD&D 16.7% Supplemental & Voluntary 17.8% Colonial Life 7.6% Unum International

9 FUFILLING OUR PURPOSE THROUGH THE PANDEMIC ~40,000 ~49,000 2019 2021 ~500,000 ~700,000 2019 2021 ~400,000 ~600,000 2019 2021 Group Life Claims Disability Claims Leaves Administered

10 Our purpose guides us ENVIRONMENT, SOCIAL & GOVERNANCE INCLUSIVE PRODUCTS & PRACTICES Ensuring that the financial security that our products and services provide contributes to more inclusive communities REDUCING ENVIRONMENTAL IMPACT Mitigating and adapting to how environmental issues, including climate change, will impact us and our impact on the environment RESPONSIBLE INVESTMENTS A portfolio that does not cause harm environmentally or socially

Despite the pandemic disruptions, Unum’s position is strong WHERE WE ARE TODAY 11 • A strong platform that we have invested in • Generated positive premium growth through the pandemic • Enhanced our capital position over the past two years • Continued to invest in our business – Leave Management and Digital Capabilities • Leading positions in our markets • Optimistic about strong, multi-year earnings recovery, with an outlook for 45-55% growth in after-tax adjusted operating EPS by 2024

Drivers of Growth Mike Simonds CHIEF OPERATING OFFICER 12 Steve Zabel CHIEF FINANCIAL OFFICER

13 • Over the course of our outlook horizon, we expect to: ⁃ Deliver top and bottom-line growth ⁃ Become a more efficient company ⁃ Consistently deploy capital to our shareholders ⁃ Fully recognize our PDR • We expect 2024 after-tax adjusted operating EPS to be 45-55% higher than 2021, with successful execution of our strategy ⁃ 2022 after-tax adjusted operating EPS growth of 4-7%, reflecting continuing 1H impacts from COVID mortality, and anticipated recovery in 2H KEY MESSAGES — Financial plan We are well-positioned as a company for resumed growth following pandemic disruptions

14 KEY DRIVERS OF GROWTH After-tax Adjusted Operating Earnings Per Share We anticipate an improvement in after-tax adjusted operating EPS of 45-55% over the next 3 years, with strategies in place to drive this growth 2021-2024 EPS1 Growth Contributions PRE-PANDEMIC PANDEMIC POST PANDEMIC $5.20 $5.44 $4.93 $4.35 $4.00 $4.50 $5.00 $5.50 $6.00 $6.50 $7.00 2018 2019 2020 2021 2022 2023 2024 Outlook of 45-55% EPS1 Growth FY-2021 to FY-2024 Outlook Revenue Growth Initiatives Pandemic Normalization Efficiency Initiatives Capital Actions Pricing Strategy Investments Actions Represents the potential range for after-tax adjusted operating EPS 1. After-tax adjusted operating earnings per share

15 GROUP LIFE AND AD&D BENEFIT RATIO2 REFLECTS • Declining COVID mortality (130k FY22 assumption) • Pricing actions GROUP DISABILITY BENEFIT RATIO3 REFLECTS • Declining COVID-related STD claims • Pricing actions • Improving residual LTD environmental impacts 79.2% 76.5% 76.1% 74.4% 73.1% 76.7% 70% 75% 80% 85% 90% 95% 100% 2016 2017 2018 2019 2020 2021 2022 2023 2024 Outlook PANDEMIC NORMALIZATION 2021-2024 EPS1 Growth Contributions Pandemic Normalization 71.8% 71.3% 71.1% 71.9% 81.5% 95.7% 70% 75% 80% 85% 90% 95% 100% 2016 2017 2018 2019 2020 2021 2022 2023 2024 Outlook 1. After-tax adjusted operating earnings per share 2. 2017 Group Life and AD&D loss ratio excludes UDB reserve increase of $18.5M 3. 2021 Group Disability loss ratio excludes $215M reserve release • As COVID-related impacts dissipate overtime, we expect the Group Life and AD&D and Group Disability Benefit Ratios to improve to pre-pandemic levels • Partially offsetting this improvement is the normalization of returns on our alternative investment portfolio and LTC business

• Core competence in pricing and renewals: aligned sales, underwriting, and actuarial • Strong results achieved for January 2022, with only modest pressure to persistency expected in future years given consistent delivery through pandemic PRICING STRATEGY 16 2018 2019 2020 2021 2022 2023 2024 2025 Renewal Premium & Fee Dollar Increase 2021-2024 EPS1 Growth Contributions LARGE EMPLOYER GROUP DISABILITY, LIFE AND SERVICES RENEWAL INCREASES Pricing Strategy 1. After-tax adjusted operating earnings per share

• Core Operations premium growth averaged 5% annually from 2015-2019, slowing to 1.8% during pandemic • Targeted initiatives are expected to drive growth acceleration in all but large employer business, which is expected to build more slowly given price increases 17 0% 1% 2% 3% 4% 5% 6% 7% FY22 FY23 FY24 CORE OPERATIONS PREMIUM GROWTH Large Employer Disability and Life All Active Lines excl. Large Employer Disability & Life All Active Lines REVENUE GROWTH INITIATIVES 2021-2024 EPS1 Growth Contributions Revenue Growth Initiatives 1. After-tax adjusted operating earnings per share

18 TARGETED INITIATIVES FOR PREMIUM GROWTH VOLUNTARY BENEFITS • Distribution expansion & effectiveness • Engage Platform for on-boarding, enrollment and administration • Product refresh for consumer needs and tech platform fit INTERNATIONAL • UK broker service excellence & partner arrangements • Extend and expand client relationships • Group business distribution expansion in Poland GROUP SMALL CASE • Channel expansion & sales effectiveness • myUnum product bundles • Data-driven underwriting and pricing • Broker alignment • Data-driven underwriting and pricing • Product refresh for consumer needs and tech platform fit

• 2022 expenses expected to remain pressured with operating expenses up 125-175bps driven by wage inflation, pandemic- related costs, and a normalizing environment • Active management expected to drive improvement in expenses post-2022 through the outlook horizon • Major initiatives include: ⁃ A digital-first, end-to-end leave experience ⁃ AI models for claims eligibility, liability, and duration ⁃ Optimal distribution model to serve the small business space ⁃ Significant increase in adoption of digital channels for enrollment, administration, and claims ⁃ Reduced real estate footprint EFFICIENCY INITIATIVES 19 2021-2024 EPS1 Growth Contributions Efficiency Initiatives 1. After-tax adjusted operating earnings per share

Our portfolio has performed well through challenging times, and we are taking steps now to meet the needs of the future INVESTMENTS ACTIONS 20 POSITIONING FOR THE FUTURE • Updated asset allocation focused on generating higher returns for our long tail liabilities ⁃ Added high-quality long duration municipal bonds ⁃ Reduced high yield exposure ⁃ Increased alternatives investment limit to 4%, from 2% OPPORTUNISTIC VIEW • Sourcing deals with 3rd party partners • Ready to take advantage of market dislocation, as we did in 2020 2021-2024 EPS1 Growth Contributions Investments Actions 1. After-tax adjusted operating earnings per share

2021-2024 EPS[1] Growth Contributions

CAPITAL ACTIONS


Capital
Actions

- During 4Q-2021 we restarted our share repurchase program at approximately $50M per quarter and paired it with an equal amount of accelerated recognition of the LTC PDR
- We expect to maintain $200M of buybacks per year over our outlook horizon, along with expected Fairwind LTC contributions between $550-650M; once the recognition of the PDR is completed, the funding support for Fairwind is expected to decline to approximately ~$100M per year, providing a significant increase in free cash flow
- We anticipate statutory operating income to recover to pre-pandemic levels over the next three years
- Even with our expected shareholder return plans and accelerated PDR recognition, we still expect very healthy levels of capital at year-end 2024, as measured by:
  - RBC >350%
  - Holding company cash > than 1x annual interest and dividends
  - Leverage[2] <30%
  - Contingent capital structure in place

1. After-tax adjusted operating earnings per share
2. Leverage excludes certain AOCI items

unum GROUP 21

Special Topics 22 Steve Zabel CHIEF FINANCIAL OFFICER

23 LTC PREMIUM DEFICIENCY RESERVE • In May of 2020, a resolution was reached with MBOI to recognize a PDR over seven years, to be fully funded by YE-2026; Initially established at $2.1B as of 12/31/2018 • Calculated PDR will change over time, based on several factors, including: ⁃ Assumed reinvestment rate (medium-term look back) ⁃ Policyholder inventories ⁃ Rate increase activity ⁃ Underlying growth in locked-in reserve basis • Declines in reinvestment rates in 2020 produced increase in ultimate PDR balance ($3.0B), $667M recognized to date • Assuming 2.25% 10-Year Treasury rate, the remaining PDR to be recognized would be $1.4B, which equates to $1.1B in after-tax capital contributions; ability to fund by 2024 10-Year Treasury Yield* (assume rates held constant) 2026 PDR Ultimate Balance 2.50% $1.8B 2.25% $2.1B 2.00% $2.5B 1.75% $2.8B *Assumes 50bp 10 to 20/30 Year Treasury spread

• LDTI will be implemented 1/1/23 with 1Q-23 the first reported quarter under the standard; 2021 and 2022 will also be recast under LDTI and be included in our 2023 filings • Today’s discussion, and our subsequent 10-K filing, will focus on LDTI adoption impact • Additional LDTI related disclosures and earnings implications anticipated during 2022 • Largest impact driven by change to the single-A discount rate versus the investment returns driven by our current investment strategy; very long liability duration products most impacted due to reserve size and duration profile • We view this GAAP-only accounting standard as non-economic; no impact to statutory earnings, risk-based capital, cashflow or business strategy LDTI OVERVIEW 24

25 TRANSITION IMPACTS All changes to retained earnings at transition are a result of any cohorts of reserves when the net premium ratio exceeds 100%; All other impacts at transition result in a change to AOCI. TRANSITION REQUIREMENTS Impact to AOCI Impact to Retained Earnings Remove shadow DAC (FAS115 market value adj) N/A Remove shadow adjustment on Reserves (FAS115 market value adj) N/A Cohort NPR >100%; recalculate at best estimate N/A Mark Reserves to the single-A at 1/1/2021 N/A • LDTI equity decrease at transition date (1/1/2021) of $6.5B to $7B, almost entirely through AOCI; total equity post-transition impact of $4B to $4.5B ⁃ Liability cash flows are re-valued at current single-A rates, with impacts reflected in AOCI ⁃ Minimal impact to retained earnings as a result of shift to cohort-based reserving, an indication of the strong underlying balance sheet ⁃ LDTI does not immediately release underlying liability margin, therefore the balance sheet inclusive of AOCI at transition is not reflective of the true economics of the business • Majority of impact attributable to our very long liability duration products with additional impacts across other segments ⁃ Group & International business impacts minimal; LDTI liability mark generally consistent with current GAAP measurement ⁃ Impact from Voluntary Benefits; currently, substantial liability margins offset market adjustment while under LDTI, liability margin is independent of discount rate • Assuming year-end 2021 rates were in place at the end of 2020, the transition adjustment would have been a decrease to AOCI and total stockholders' equity of approximately $5.8B to $6.3B

26 CREDIT IMPACT OF LDTI ~40% ~25% ~35% Components of impact at transition Current GAAP, before FAS115 INVESTMENT STRATEGY • Composition of our investment strategy differs from a broad single-A bond index, allowing us to outperform single-A • These higher yielding asset rates are now divorced from liability valuation under LDTI LONG-TERM VIEWS • Our long-term best estimate view of rates, including regression to a long-term mean for treasuries and spreads, is different than the current market forward curve Decomposing Components of Impact (LTC example) FAS 115 Adjustment Current GAAP Current Portfolio Assets to be purchased Long-term interest rate view LDTI

Financial Outlook & Closing Remarks Steve Zabel CHIEF FINANCIAL OFFICER 27 Rick McKenney CHIEF EXECUTIVE OFFICER

• 45% to 55% after-tax adjusted operating EPS growth through 2024 (2024 EPS range of $6.30 to $6.75) ⁃ 2022 after-tax adjusted operating EPS growth of 4-7%, reflecting continuing 1H impacts from COVID mortality and anticipated recovery in 2H • Strong level of capital return with anticipated dividend increases annually and $200M of annual repurchases • Establish baseline for 4% to 6% growth in after-tax adjusted operating income beyond 2024, with further enhancements from continued share repurchases • Expect to fully recognize PDR • Maintain long term capital metrics: ⁃ RBC > 350% ⁃ Leverage1 <30% ⁃ Holding company cash > than 1x annual interest and dividends ⁃ Contingent capital structure in place 2022-2024 OUTLOOK 28 ¹Leverage excludes certain AOCI items

CLOSING COMMENTS 29 • We have executed well through the pandemic and are positioned for growth • Favorable environment for our business • Expect strong growth 2H-2022 through 2024 with solid (4-6%) growth thereafter • Balanced capital plans including share repurchase, dividends, and funding of the PDR with increased free cash flow post-2024

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31 NON-GAAP RECONCILIATION